                           THE L.S. STARRETT COMPANY

                              121 CRESCENT STREET
                          ATHOL, MASSACHUSETTS 01331

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              SEPTEMBER 16, 1998

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of The L.S. Starrett Company will be held at the office of the Company in Athol, Massachusetts, on Wednesday, September 16, 1998 at 2:00 p.m. for the following purposes:

  1. To elect a class of two directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  2. To consider and act upon any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed July 24, 1998 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments thereof, and to receive notice thereof. The transfer books of the Company will not be closed.

  You are requested to execute and return the enclosed proxy, which is solicited by the management of the Company.

                                          Steven A. Wilcox, Clerk

Athol, Massachusetts
August 12, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. IF YOU DESIRE TO VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING, YOUR PROXY WILL BE RETURNED TO YOU.

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                      OF

                           THE L.S. STARRETT COMPANY

                              121 CRESCENT STREET
                          ATHOL, MASSACHUSETTS 01331

  The enclosed form of proxy and this Proxy Statement have been mailed to stockholders on or about August 12, 1998 in connection with the solicitation by the Board of Directors of The L.S. Starrett Company (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held at the office of the Company in Athol, Massachusetts on Wednesday, September 16, 1998 at 2:00 p.m., or at any adjournments thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders.

  It is the intention of the persons named as proxies to vote shares represented by duly executed proxies for the proposals described in this Proxy Statement unless contrary specification is made. Any such proxy may be revoked by a stockholder at any time prior to the voting of the proxy by a written revocation received by the Clerk of the Company, by properly executing and delivering a later-dated proxy, or by attending the meeting, requesting return of the proxy and voting in person. A PROXY, WHEN EXECUTED AND NOT SO REVOKED, WILL BE VOTED AT THE MEETING, INCLUDING ANY ADJOURNMENTS THEREOF; AND IF IT CONTAINS ANY SPECIFICATIONS, IT WILL BE VOTED IN ACCORDANCE THEREWITH.

  Stockholders of record as at the close of business on July 24, 1998 will be entitled to vote at this meeting. On that date, the Company had outstanding and entitled to vote 5,181,967 shares of Class A Stock and 1,699,050 shares of Class B Stock. Each outstanding share of Class A Stock entitles the record holder thereof to one vote and each outstanding share of Class B Stock entitles the record holder thereof to ten votes. The holders of Class A Stock are entitled to elect 25% of the Company's directors to be elected at each meeting and such holders voting together with the holders of Class B Stock as a single class are entitled to elect the remaining directors to be elected at the meeting. Except for the foregoing and except as provided by law, all actions submitted to a vote of stockholders will be voted on by the holders of Class A and Class B Stock voting together as a single class. Pursuant to Massachusetts law, the Company's Board of Directors is divided into three classes with one class to be elected at each annual meeting of stockholders.

                           I. ELECTION OF DIRECTORS

  The Board of Directors has fixed the number of directors at seven and designated Andrew B. Sides, Jr., Douglas R. Starrett and Roger U. Wellington, Jr. to serve as Class I Directors; Douglas A. Starrett and William S. Hurley to serve as Class II Directors; and George B. Webber and Richard B. Kennedy to serve as Class III Directors; and, in the case of each director, until his successor is chosen and qualified.

  It is the intention of the persons named in the proxy to vote for the election of the two persons named below as Class III Directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  The names and ages of the nominees for directors proposed by the management, their principal occupation, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 24, 1998 are as follows:

                                                                      SHARES BENEFICIALLY
                                                                           OWNED (1)
                                      PRINCIPAL                       (PERCENT OF CLASS)
                                      OCCUPATION             DIRECTOR -----------------------
       NAME(AGE)                    DIRECTORSHIPS             SINCE    CLASS A       CLASS B
       ---------          ---------------------------------  -------- ---------     ---------
CLASS III--DIRECTOR TO BE ELECTED BY CLASS A STOCKHOLDERS:
Richard B. Kennedy(55)..  Vice President, Marketing, Saint-    1996         100(6)        --
                          Gobain Abrasives, Worcester,                       (*)           (*)
                          Massachusetts, producer of
                          abrasives products.
CLASS III--DIRECTOR TO BE ELECTED BY CLASS A AND CLASS B STOCKHOLDERS VOTING TOGETHER:
George B. Webber(77)....  Vice President, Webber Gage          1962      69,056(5)     79,435(5)
                          Division of the Company                           1.3%          4.7%

  The following table sets forth the names and ages of the Class I and II
Directors, their principal occupations, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July
24, 1998:

                                                                      SHARES BENEFICIALLY
                                                                           OWNED (1)
                                      PRINCIPAL                       (PERCENT OF CLASS)
                                      OCCUPATION             DIRECTOR -----------------------
       NAME(AGE)                    DIRECTORSHIPS             SINCE    CLASS A       CLASS B
       ---------          ---------------------------------  -------- ---------     ---------
CLASS I--DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS:
Andrew B. Sides,          Formerly CEO of Rhode Island Tool    1986         250           250
 Jr.(73)................  Company, Providence, Rhode                         (*)           (*)
                          Island, producer of forgings;
                          Director,
                          Colonial Gas Company.
Douglas R. Starrett(78).  Chairman and CEO of the Company.     1952      51,715(3)     50,242(3)
                                                                            1.0%          3.0%
Roger U. Wellington,      Treasurer and Chief Financial        1987       7,606(4)      2,988(4)
 Jr.(57)................  Officer of the Company.                            (*)           (*)
CLASS II--DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS:
William S. Hurley(54)...  Vice President and Chief             1993         200(6)        --
                          Financial Officer, CYBEX
                          International, Inc., Medway,
                          Massachusetts, producer of
                          fitness equipment.
Douglas A. Starrett(46).  President of the Company.            1984      11,383(2)     20,797(2)
                                                                             (*)           (*)

--------
(1) Includes shares beneficially owned as defined in applicable rules of the Securities and Exchange Commission, whether or not interest in such shares is disclaimed by the nominee. All shares are held with sole voting and investment power except as indicated below for certain nominees.
(2) Includes 414 Class A and 550 Class B shares held with shared voting and investment power and 6,020 Class A and 1,776 Class B shares held with sole voting power only. Douglas A. Starrett is the son of Douglas R. Starrett, the Chairman and CEO of the Company.
(3) Includes 8,975 Class A and 21,158 Class B shares held with shared voting and investment power, 3,502 Class A and 678 Class B shares held with shared voting power only and 2,805 Class A and 4,369 Class B shares held with sole voting power only. Douglas R. Starrett is the father of Douglas
     A. Starrett, the President of the Company
(4) Includes 977 Class A and 944 Class B shares held with shared voting and investment power and 6,690 Class A and 2,044 Class B shares held with sole voting power only.
(5) Includes 4,218 Class A and 2,621 Class B shares held with sole voting power only.
(6)  Shares are held with shared voting and investment power.
 *   Less than 1%

  At July 24, 1998, the directors' and officers' beneficial ownership of the Company's Common Stock consisted of 144,438 Class A and 154,352 Class B shares (2.8% and 9.1%, respectively, of the outstanding shares). Of these shares, James S. Carey, Vice President Sales of the Company, owned 4,067 Class A and 640 Class B shares. All shares beneficially owned by the directors and officers were held with sole voting and investment power, except that 11,157 Class A and 22,652 Class B shares were held with shared voting and investment power, 3,502 Class A and 678 Class B shares were held with shared voting power only and 23,309 Class A and 11,450 Class B shares were held with sole voting power only.

  Richard Newton, Douglas A. Starrett and Roger U. Wellington, Jr., as Trustees under the Company's 401(k) Stock Savings Plan and Employee Stock Ownership Plan, c/o the Company, 121 Crescent Street, Athol, Massachusetts 01331, at July 24, 1998 owned beneficially 1,039,208 Class A and 357,487 Class B shares (20.1% and 21.0%, respectively, of the outstanding shares) of Common Stock of the Company, all of which were held with sole dispositive power subject to the terms of the respective Plans. Except for an aggregate of 23,236 Class A and 11,488 Class B shares allocated to the accounts of Douglas
A. Starrett, Roger U. Wellington, Jr., George B. Webber and Douglas R. Starrett in the Plans, such shares are not reflected in the holdings in the above table.

  All of the nominees and directors listed above have had the principal occupations listed for at least five years except for Douglas R. Starrett who was President of the Company until 1994, Douglas A. Starrett who was Executive Vice President of the Company until 1994, William S. Hurley who was Vice President Controller of Bolt Beranek and Newman, Inc. until 1996, and Richard
B. Kennedy who was Vice President, Abrasives Marketing Group of Norton Company until 1997.

  The following table sets forth the persons or groups known by the Company to be beneficial owners of more than 5% of the Company's Common Stock.

                                                   AMOUNT
                          NAME AND ADDRESS      AND NATURE OF
                           OF BENEFICIAL         BENEFICIAL
TITLE OF CLASS                 OWNER              OWNERSHIP    PERCENT OF CLASS
--------------            ----------------     --------------- ----------------
Class A.............. David L. Babson & Co,    635,600 shares*       12.3
                      Inc.
                      One Memorial Drive
                      Cambridge, MA 02142

*  All shares are held with sole voting and investment power.

  During the fiscal year ended June 27, 1998, there were five meetings of the Company's Board of Directors, three meetings of the Audit Committee and one meeting of the Salary (Compensation) Committee. The members of the Audit Committee during fiscal 1998 were Messrs. Kennedy, Hurley and Sides. In general, the Audit Committee recommends to the Board of Directors the independent auditors to be selected and confers with the Company's independent auditors to review the audit scope, the Company's internal controls, financial reporting issues, results of the audit and the range of non-audit services. See also "Relationship with Independent Accountants" below. The members of the Salary Committee during fiscal 1998 were Messrs. Kennedy, Hurley, Sides and Douglas R. Starrett. The function of the Salary Committee is to review the salaries of key management personnel. The Company does not have a standing nominating committee.

  Directors who are not employees of the Company receive an annual retainer fee of $6,000 payable in quarterly installments and a fee of $700, plus expenses, for each Board of Directors and committee meeting that they attend. Only one meeting attendance fee is paid for attending two meetings on the same day. All directors attended at least 75% of the aggregate number of all meetings of the Board of Directors and of all committees on which they served. Non-employee directors may elect to defer part or all of their director's fees in which event such deferred fees and interest thereon will generally be payable in five equal annual installments after they cease to be a director.

A. COMPENSATION COMMITTEE REPORT

  During fiscal 1998, the Compensation Committee of the Company was chaired by William S. Hurley. The members of the Committee are all the outside directors and the Chairman and CEO of the Company. The Committee reviews and sets compensation for all the executive officers listed in the proxy statement. The Chairman and CEO is not present when his compensation is considered.

  Setting compensation is not done by formula. It is a subjective judgment based on the following factors.

  We do not look at the performance of just one year, but for a number of years, and consider the economic climate in all areas of the world where we operate. We look at how both stockholders and employees at all locations have fared during these periods.

  In particular, we look at stockholders' equity, which shows the value of the Company to the stockholders. We also look at the dividend policy of the Company to make sure that it is consistent or improving, since this is important to all stockholders. At the same time, we must see that there are funds left in the Company to provide for growth.

  We consider stock price movement, bearing in mind that the stock market is generally short-term oriented and subjected to pressures that are not under the control of executive officers.

  Compensation is primarily made up of basic salary. We make a judgment based on competitive compensation of companies of similar size and in similar fields, as shown by a national survey, The National Executive Compensation Survey. This is the most comprehensive survey of its kind. It covers top executive positions for manufacturing organizations by sales volume. We also draw on our knowledge of the market cost of any executive who might have to be replaced.

  From the beginning, all executive officers have participated in a domestic profit sharing plan that is open to all employees who qualify. Commencing in fiscal year 1998, the Compensation Committee decided to remove the executive officers who have Company-wide responsibility from that plan and install a bonus plan based on results of the total Company.

  The plan is a yearly bonus for the executive officers based upon the return on equity and net earnings level of the whole Company. The Compensation Committee will, in their judgment, set an appropriate yearly bonus corresponding to the results.

  There are also long-term incentives for everyone in the Company, including the officers, to own company stock. This is available by way of an ESOP, a 401(k) plan, and stock option plans approved by stockholders. All officers participate in these plans. However, the Compensation Committee has never made available to any executive the large stock option plans at favorable prices that are common in a great number of companies. Instead, we feel a bonus plan based on equity and bottom line earnings will better serve the interests of stockholders and all Starrett personnel.

  The Company does not have special perks for executives that are not available to everyone in the Company, and we maintain a common sense relationship between executive pays and average pays.

  The performance of the Company in the early years of the 90's was hurt by the poor economic climate in most of the world. Even though competition is fierce in our product lines, the Company has remained stable, profitable, and the equity of the Company increased each year. The Company has remained in good shape to meet the future, but in recognition of the economic climate in the first part of this decade, the salary for the CEO and most other executives was held steady for the five years through fiscal 1995.

  During the past three years there has been a definite improvement in the worldwide performance of the Company, attributable more to efforts within the Company than to rising economies. However, any executive pay increases that we implemented during these years were cautiously modest. We have previously stated that our executive pays lagged behind competitive executive pays by almost any measure, and we said we would provide the opportunity to close this gap through an incentive plan based on the performance of the whole Company. The fiscal year 1998 is exceptional, so we have implemented the bonus plan mentioned above and the results are shown in this year's compensation table.

                            Compensation Committee

                          William S. Hurley, Chairman
                              Richard B. Kennedy
                             Andrew B. Sides, Jr.
                              Douglas R. Starrett

         Compensation Committee Interlocks and Insider Participation:

  There were no Compensation Committee interlocks during the last fiscal year. Douglas R. Starrett, Chairman and CEO of the Company, served as a member of the Company's Compensation Committee during fiscal 1998.

B. REMUNERATION

  The following information is given on an accrual basis for the last three fiscal years with respect to the executive officers of the Company who earned at least $100,000 in fiscal 1998:

                          SUMMARY COMPENSATION TABLE

                                       ANNUAL       LONG-TERM
                                    COMPENSATION   COMPENSATION
                                   --------------- ------------
                                           BONUS/
                                           PROFIT                  ALL OTHER
      NAME AND POSITION       YEAR SALARY  SHARING   OPTIONS    COMPENSATION (1)
      -----------------       ---- ------- ------- ------------ ----------------
D.R. Starrett................ 1996 270,883 $10,625      300          2,521
 Chairman and CEO             1997 275,000  10,670      300          2,938
                              1998 289,000  96,000      300          3,283
D.A. Starrett................ 1996 170,883   6,650      400          2,847
 President                    1997 172,000   6,675      300          2,841
                              1998 181,000  60,125      300          3,017
G.B. Webber.................. 1996 110,000   4,600      109          1,788
 Vice President               1997  90,000   3,495      200          1,552
 Webber Gage Division         1998 100,000   6,600      300          1,667
James S. Carey............... 1998 105,000  30,897      --           1,811
 Vice President Sales
R.U. Wellington, Jr.......... 1996 150,833   5,955       61          2,514
 Treasurer and CFO            1997 152,000   5,900    2,071          2,604
                              1998 160,000  53,149      --           2,765

--------
(1) Consists of the market value of the one-third matching shares allocated under the Company's 401(k) plan.

C. RETIREMENT PLAN

  The Company's Employees' Retirement Plan covers all domestic employees who have at least one year of service and have attained age 21. Benefits under the Retirement Plan are determined by reducing a formula amount calculated under the Retirement Plan by 90% of the annuity value of the employee's vested account balance, if any, under The L.S. Starrett Company Employee Stock Ownership Plan (the "ESOP"). See below, "Employee Stock Savings and Ownership Plans." At no time will the combined benefit of any participant under the Retirement Plan and the ESOP be less than such participant's benefits, if any, under the Retirement Plan before establishment of the ESOP. The formula amount calculated under the Retirement Plan is based on the sum of 1.25% of the employee's average base salary up to his Social Security Covered Compensation plus 1.70% of the employee's average base salary over Covered Compensation, times the number of years of service up to but not exceeding 35 years. An employee's average base salary is his average base salary for the five consecutive highest paid of his last ten years of employment.

  Pursuant to provisions of the Internal Revenue Code of 1986, as amended, not more than $160,000 of a participant's annual compensation may be taken into account in computing a participant's benefit under the plan and annual annuity benefits may not exceed a specified dollar limit (in general for 1998, $120,000). However, this limitation shall not operate to reduce the benefits of any employee accrued prior to the 1994 plan year. The Company has established a Supplemental Executive Retirement Plan ("SERP") to provide on an unfunded basis out of the general assets of the Company benefits earned under the Retirement Plan formula that are in excess of Internal Revenue Code limits. Amounts paid under the Company's Bonus and Profit-Sharing Plan are not included in base salary. At July 1, 1998, under the Retirement Plan and SERP the credited years of service of certain executive officers of the Company and their credited salaries for the fiscal year then ended were as follows:
Douglas R. Starrett--35 years, $289,000; George B. Webber--35 years, $100,000; Douglas A. Starrett--20 years, $181,000; James S. Carey--18 years, $105,000; and Roger U. Wellington, Jr.--12 years, $160,000.

  The following table sets forth estimates of the pre-offset formula benefit amount determined under the Retirement Plan for employees in various salary and years-of-service categories, calculated as a benefit payable as if an employee retired in 1998 at age 65. In the case of any employee with a vested account balance under the ESOP, the formula benefit amount under the Retirement Plan, estimates of which are shown below, would be subject to offset by 90% of the annuity value of the ESOP vested account balance, but no deduction would be made for Social Security benefits or other offset amounts.

                              PENSION PLAN TABLE

                                                     YEARS OF CREDITED SERVICE
        AVERAGE ANNUAL             --------------------------------------------------------------
           EARNINGS                  15                         25                          35
        --------------             ------                     -------                     -------
           $100,000                23,400                      39,000                      54,600
            125,000                29,775                      49,625                      69,475
            150,000                36,150                      60,250                      84,350
            175,000                42,525                      70,875                      99,225
            200,000                48,900                      81,500                     114,100
            225,000                55,275                      92,125                     128,975
            250,000                61,650                     102,750                     143,850
            275,000                68,025                     113,375                     158,725
            300,000                74,400                     124,000                     173,600

D. EMPLOYEE STOCK SAVINGS AND OWNERSHIP PLANS

  The Company has for its domestic employees an Employee Stock Ownership Plan
(ESOP), established in 1984, and a 401(k) Stock Savings Plan (401(k) Plan), which was established in 1986. Both are designed to supplement retirement benefits provided under the Company's Retirement Plan and to enable employees to share in the growth of the Company.

  In November 1984 the ESOP purchased 800,000 shares of stock from the Company using funds obtained from borrowings guaranteed by the Company that were repaid over a ten year period. Contributions made by the Company as well as dividends paid on the ESOP's stock holdings were used to repay the ESOP indebtedness. As the indebtedness was repaid, the stock was allocated to accounts of participants in the ESOP. Additional cash contributions were made by the Company to make up for the dividends that were used to pay debt service. All employees of the Company are participants in the ESOP after completing one year of service and attaining age 21. Allocations to a participant's account under the ESOP are made in proportion to the ratio that the participant's compensation bears to the aggregate compensation of all participants. As of June 30, 1994, all available ESOP shares had been allocated and, consequently, no allocations other than forfeitures have been made during the past four years.

  Employees who retire, die, or otherwise terminate employment under the ESOP will be entitled to receive their vested account balance, which will generally be distributed at the same time that the employee is eligible to begin receiving a benefit under the Retirement Plan. An amount equal to 90% of an employee's vested ESOP account balance, expressed in annuity form, will be used to offset the employee's benefit under the Retirement Plan. See above, "Retirement Plan."

  The 401(k) Plan is a savings and salary deferral plan that is intended to qualify for favorable tax treatment under Section 401(k) of the Internal Revenue Code. To be a participant an employee must have completed six months of service and be at least 18 years old. Plan participants may authorize deferral of a portion of their salary through payroll deductions. Participants may elect to have up to 15% of their compensation (as determined under the Plan) contributed to a trust fund established for the Plan as a salary deferral contribution.

  The Company may contribute to the Plan quarterly on behalf of each participant a matching contribution in Common Stock of the Company equal to a portion of the participant's salary deferral contribution. At present, the matching contribution is equal to one-third of the participant's salary deferral contribution. Salary deferral contributions vest immediately. Matching contributions vest immediately for participants with five or more years of service or at death, disability or retirement if earlier.

  Participants in the 401(k) Plan are not subject to Federal or state income tax on salary deferral contributions or on Company matching contributions or the earnings thereon until such amounts are withdrawn from the Plan. Amounts contributed to the Plan are invested in the Company's Common Stock. Withdrawals from the Plan may only be made upon termination of employment, attainment of age 59 1/2 or in connection with certain provisions of the Plan that permit hardship withdrawals. The Plan also permits loans to participants.

  For the last three fiscal years ended June 27, 1998, Company matching contributions for all executive officers of the Company as a group were 1,322 shares and for all employees of the Company as a group were 56,925 shares.

E. STOCK OPTION AND PURCHASE PLANS

  The Company currently has in effect for the benefit of eligible employees the 1997 Employees' Stock Purchase Plan (the "1997 Plan") to provide a convenient means for these employees to acquire an interest in the future of the Company by purchasing up to 800,000 shares of Common Stock. At June 27, 1998, there were 1,681 employees eligible to participate in the 1997 Plan.

  The option price to purchase shares of the Company's Common Stock under the 1997 Plan, as well as the predecessor "1992 Plan," which is identical, is the lower of 85% of the market price on the date of grant or 85% of the market price on the date of exercise (two years from the date of grant). The Company also sells treasury shares to employees under an Employees' Stock Purchase Plan adopted in 1952 (the "1952 Plan"). The Company, from time to time, purchases these shares in the open market to be held in treasury. The Company pays brokerage and other expenses incidental to purchases and sales under the 1952 Plan and employees may authorize regular payroll deductions for purchases of shares.

  The following table sets forth information regarding options for shares of the Company's Common Stock under the terms of the Company's stock option and purchase plans for the executive officers of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR

                       CLASS OF            MARKET
                       STOCK AND    AS %   PRICE
                        NUMBER    OF TOTAL   AT   EXERCISE              GRANT
                      OF OPTIONS  EMPLOYEE GRANT   PRICE   EXPIRATION   DATE
        NAME            GRANTED    GRANTS   DATE    (1)       DATE    VALUE (2)
        ----          ----------- -------- ------ -------- ---------- ---------
D.R. Starrett........ 200 Class A   1.5    $36.75  $31.24   11/3/99     1,900
                      100 Class B    .8     38.88   33.05   5/18/00     1,000
D.A. Starrett........ 200 Class A   1.5     36.75  $31.24   11/3/99     1,900
                      100 Class B    .8     38.88   33.05   5/18/00     1,000
G.B. Webber.......... 100 Class A    .7     36.75   31.24   11/3/99       900
                      200 Class A   1.5     38.88   33.05   5/18/00     1,900

--------
(1) Exercise price represents 85% of market price on dates of grant. Exercise price will be 85% of market price on date of exercise, if lower.
(2) Based on the Black-Scholes option pricing model (assuming volatility of 16% and interest rates of 5.55 to 5.75%).

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR END VALUES

                                                                      VALUE OF
                                                        NUMBER OF   UNEXERCISED
                                                       UNEXERCISED  IN-THE-MONEY
                                      NUMBER            OPTIONS AT   OPTIONS AT
                                        OF             FISCAL YEAR  FISCAL YEAR
                                      SHARES   VALUE    END (NONE    END (NONE
                                     ACQUIRED REALIZED EXERCISABLE) EXERCISABLE)
                                     -------- -------- ------------ ------------
D.R. Starrett.......................   300     $1,070       600        $6,820
D.A. Starrett.......................   400      1,410       600         7,440
G.B. Webber.........................   109        420       400         3,670
R.U. Wellington, Jr. ...............    61        210     1,898        30,640

F. STOCK PERFORMANCE GRAPH

  The following graph sets forth information comparing the cumulative total return to holders of the Company's Common Stock over the last five fiscal years with (1) the cumulative total return of the Russell 2000 Index ("Russell 2000") and (2) an index reflecting the cumulative total returns of the following companies ("Peer Group"): Badger, Brown & Sharpe, Chicago Rivet & Machine, Clarcor, Devlieg-Bullard, Eastern Co., Essef, Federal Screw Works, Gleason, IMO Industries, Regal Beloit, Tennant and WD-40.


                          [LINE GRAPH APPEARS HERE]

                        6/93    6/94    6/95    6/96    6/97    6/98

STARRETT               100.0    91.2    99.0   117.1   147.3   186.3
RUSSELL 2000           100.0   103.0   121.6   148.5   169.9   206.9
PEER GROUP             100.0   106.7   128.8   149.7   194.5   229.4
S&P 500                100.0   101.4   127.9   161.1   217.0   276.2
PRIOR PEER GROUP       100.0   104.8   141.6   189.0   223.8   292.5



  The Company has changed the comparison indexes this year. Both the general market index (previously S&P 500) and the peer group have been changed so as to include more companies with similar capitalization to Starrett. We are a relatively small company and the only major precision tool manufacturer left in the United States. In addition, many of our direct competitors are private and it is difficult, therefore, to find comparable public companies. The Russell 2000 index is more weighted to small companies than the S&P 500 and the new peer group index reflects small cap industrial manufacturers (not necessarily, however, in our exact line of business) and is not dominated by a few large cap companies as was previously the case (the prior peer group index included Danaher, Regal Beloit, Kennametal, WD-40, Stanley, Black & Decker, IMO Industries and Brown & Sharpe). The performance of the S&P 500 and the prior peer group are also shown.

                  II. RELATIONSHIP WITH INDEPENDENT AUDITORS

  During the year ended June 27, 1998, Deloitte & Touche was engaged to perform the annual audit. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so; they will be available to respond to appropriate questions.

  The Company presently expects to engage Deloitte & Touche as auditors for the 1999 fiscal year, but the selection will not be made until the September 1998 meeting of the Company's Board of Directors.

                                 III. GENERAL

A. SOLICITATION AND VOTING

  In case any person or persons named herein for election as a director should not be available for election at the Annual Meeting, proxies in the enclosed form (in the absence of express contrary instructions) may be voted for a substitute or substitutes as well as for other persons named herein.

  As of the date of this statement your management knows of no business that will be presented to the Annual Meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last meeting of stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes.

  As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies in the attached form that do not contain specific instructions to the contrary will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

  A summary of the Annual Meeting of the Stockholders of the Company will be sent to each stockholder.

  The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's officers and employees personally or by telephone or telegram. The Company will, on request, reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners. A proxy that is executed but that does not specify a vote for, against or in abstention will be voted in accordance with the recommendation of the Board of Directors contained herein.

  Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election tellers for the Annual Meeting. The two nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors.

  The election tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted in favor of or against, and will have no other effect on the election of directors (Section I).

B. SUBMISSION OF STOCKHOLDER PROPOSALS

  Under recent changes to the Federal proxy rules, if a stockholder who wishes to present a proposal at the Company's 1999 Annual Meeting that will not be included in the Company's proxy statement fails to notify the Company by June 28, 1999, then the proxies that management solicits for the 1999 Annual Meeting will include discretionary authority to vote on such proposal, if it is properly brought before the meeting.

  IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE STAMPED ENVELOPE ADDRESSED TO THE COMPANY AT ATHOL, MASSACHUSETTS. Stockholders who send in proxies, but attend the Annual Meeting in person, may withdraw their proxies and vote directly if they prefer or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

August 12, 1998

                                     PROXY

                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes and proxy previously granted to vote the same shares of stock for said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------


                                     PROXY

                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes and proxy previously granted to vote the same shares of stock for said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

[X]     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.

NOMINEES:
                        FOR         WITHHELD
Class A Stockholders:   [_]           [_]
RICHARD B. KENNEDY



Class A and B           [_]           [_]
Stockholders:
GEORGE B. WEBBER





Signature:__________________________________________________  Date:_____________


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [_]


Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

Signature:__________________________________________________  Date:_____________


[X]     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.

NOMINEES:
                        FOR         WITHHELD
Class A Stockholders:   [_]           [_]
RICHARD B. KENNEDY


Class A and B           [_]           [_]
Stockholders:
GEORGE B. WEBBER





Signature:__________________________________________________  Date:_____________


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]


Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

Signature:__________________________________________________  Date:_____________

                           THE L.S. STARRETT COMPANY


 DIRECTIONS UNDER 401(K) STOCK SAVINGS PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby directs Douglas A. Starrett, Roger U. Wellington, Jr. and Richard C. Newton, and each of them, as trustees under the 401(k) Stock Savings Plan and Employee Stock Ownership Plan (the "Plans") of The L.S. Starrett Company (the "Company"), to vote and act in the manner designated below at the Annual Meeting of Stockholders to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company allocated to the undersigned under the Plans. The undersigned hereby revokes any other directions previously given to vote the same shares of stock for said meeting.


--------------                                                   --------------
 SEE REVERSE                                                      SEE REVERSE
    SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
--------------                                                   --------------



                           THE L.S. STARRETT COMPANY


 DIRECTIONS UNDER 401(K) STOCK SAVINGS PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby directs Douglas A. Starrett, Roger U. Wellington, Jr. and Richard C. Newton, and each of them, as trustees under the 401(k) Stock Savings Plan and Employee Stock Ownership Plan (the "Plans") of the L.S. Starrett Company (the "Company"), to vote and act in the manner designated below at the Annual Meeting of Stockholders to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company allocated to the undersigned under the Plans. The undersigned hereby revokes any other directions previously given to vote the same shares of stock for said meeting.


--------------                                                   --------------
 SEE REVERSE                                                      SEE REVERSE
    SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
--------------                                                   --------------

[X]     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.
NOMINEES:
                        FOR         WITHHELD
Class A Stockholders:   [_]           [_]
RICHARD B. KENNEDY



Class A and B           [_]           [_]
Stockholders:
GEORGE B. WEBBER





Signature:__________________________________________________  Date:_____________


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]


Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

Signature:__________________________________________________  Date:_____________


[X]     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.
NOMINEES:
                        FOR         WITHHELD
Class A Stockholders:   [_]           [_]
RICHARD B. KENNEDY



Class A and B            [_]          [_]
Stockholders:
GEORGE B. WEBBER





Signature:__________________________________________________  Date:_____________


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]


Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

Signature:__________________________________________________  Date:_____________

                                  PROXY CARD
                     FOR VOTING CLASS B COMMON STOCK ONLY


                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------




                                  PROXY CARD
                     FOR VOTING CLASS B COMMON STOCK ONLY


                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

        PLEASE MARK
  [X]   VOTES AS IN
        THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.
NOMINEES:
                        FOR         WITHHELD
GEORGE B. WEBBER        [_]           [_]






Signature:__________________________________________________  Date:_____________


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [_]


Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

Signature:__________________________________________________  Date:_____________


        PLEASE MARK
[X]     VOTES AS IN
        THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.
NOMINEES:
                        FOR         WITHHELD
GEORGE B. WEBBER        [_]           [_]






Signature:__________________________________________________  Date:_____________


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [_]


Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.

Signature:__________________________________________________  Date:_____________

                                     PROXY

                           THE L.S. STARRETT COMPANY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998



The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.


--------------                                                   --------------
 SEE REVERSE                                                      SEE REVERSE
    SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
--------------                                                   --------------



                                     PROXY

                           THE L.S. STARRETT COMPANY


             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.


--------------                                                   --------------
 SEE REVERSE                                                      SEE REVERSE
    SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
--------------                                                   --------------

        PLEASE MARK
   [X]  VOTES AS IN
        THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1.  ELECTION OF DIRECTORS: As set forth in the Proxy Statement.

NOMINEES:
                        FOR        WITHHELD
Class A Stockholders:   [_]          [_]
RICHARD B. KENNEDY

Class A And B           [_]          [_]
Stockholders:
GEORGE B. WEBBER





Signature: _______________________________  Date: ______________________________


The Shares represented hereby will be voted as directed herein but, if no directors are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [_]

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature: _______________________________  Date: ______________________________


[X]   PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1.  ELECTION OF DIRECTORS: As set forth in the Proxy Statement.

NOMINEES:                FOR         WITHHELD

Class A Stockholders:    [_]           [_]
RICHARD B. KENNEDY


Class A And B            [_]           [_]
Stockholders:
GEORGE B. WEBBER

Signature: _______________________________  Date: ______________________________


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [_]




Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature: _______________________________  Date: ______________________________

                                  PROXY CARD
                     FOR VOTING CLASS A COMMON STOCK ONLY

                           THE L.S. STARRETT COMPANY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett,, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

--------------                                                  ----------------
  SEE REVERSE                                                    SEE REVERSE
     SIDE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
---------------                                                 ----------------

                                  PROXY CARD
                     FOR VOTING CLASS A COMMON STOCK ONLY


                           THE L.S STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998


The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S Starrett Company (the "Company") to be held on the 16th day of September, 1998 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all the shares of the Class A Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

--------------                                                  ----------------
  SEE REVERSE                                                    SEE REVERSE
     SIDE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
---------------                                                 ----------------

            PLEASE MARK
  [X]       VOTES AS IN
            THIS EXAMPLE.


MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1.  ELECTION OF DIRECTORS: As set forth in the Proxy Statement.

NOMINEES:
                            FOR            WITHHELD
RICHARD B. KENNEDY          [_]              [_]
GEORGE B. WEBBER


     [_]
          _______________________________________
          For both nominees except as notes above





Signature: _______________________________  Date: ______________________________


The Shares represented hereby will be voted as directed herein but, if no directors are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [_]




Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature: _______________________________  Date: ______________________________


            PLEASE MARK
  [X]       VOTES AS IN
            THIS EXAMPLE.


MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1.  ELECTION OF DIRECTORS: As set forth in the Proxy Statement.

NOMINEES:
                            FOR            WITHHELD
RICHARD B. KENNEDY          [_]              [_]
GEORGE B. WEBBER


     [X]
          _______________________________________
          For both nominees except as notes above





Signature: _______________________________  Date: ______________________________


The Shares represented hereby will be voted as directed herein but, if no directors are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                       -----------

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                                                       -----------


Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature: _______________________________  Date: ______________________________